Events after the reporting period	12 Months Ended
Dec. 31, 2023
Events after the reporting period
Events after the reporting period

32.   Events after the reporting period

Management has evaluated subsequent events after the balance sheet date, through the issuance of these consolidated financial statements, for appropriate accounting and disclosures.

Full redemption of the Company’s remaining 9.375% Senior Secured Notes Due 2025

In February 2024, the Company completed the full redemption of the 9.375% Senior Secured Notes due 2025 at 102.34375% of the principal amount plus accrued interest. The issuers elected to redeem an aggregate principal amount of $147,624 thousand of the Notes, the entire amount outstanding as of the redemption date, plus accrued and unpaid interest and call premium of $4,075 thousand. The Notes were fully redeemed from the Company’s cash and cash equivalents.

Dividend payment

In March 2024, the Company distributed dividends to its ordinary shareholders totaling $2,428 thousand.